Exhibit 99.2
May 10, 2022 | Nasdaq: COLL Q1FY22 Earnings Report

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to our full-year 2022 financial guidance, including total projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations. Actual results may differ materially from management's expectations and such forward-looking statements in this presentation could be affected as a result of various important factors, including risks relating to, among others: risks related to the ability to realize the anticipated benefits of our acquisition of BDSI, including the possibility that the expected benefits from the BDSI acquisition will not be realized or will not be realized within the expected time period; the risk that BDSI's business will not be integrated successfully; negative effects of the consummation of the BDSI acquisition on the market price of our common stock and/or operating results; unknown liabilities; risks related to future opportunities and plans for the products acquired with BDSI, including uncertainty of the expected financial performance of such products; the impact of the COVID-19 pandemic on our ability to conduct our business, reach our customers, and supply the market with our products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to obtain and maintain regulatory approval of our products and any product candidates, and any related restrictions, limitations, and/or warnings in the label of an approved product; the size of the markets for our products and product candidates, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products and product candidates; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement, opioid-related or other litigation that may be brought by or against us, including litigation with Purdue Pharma, L.P.; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation.

Non-GAAP Financial Measures

To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures such as adjusted EBITDA and adjusted operating expenses. We use these non-GAAP financial measures to understand, manage and evaluate our business as we believe they provide additional information on the performance of our business. We believe that the presentation of these non-GAAP financial measures, taken in conjunction with our results under GAAP, provide analysts, investors, lenders and other third parties insight into our view and assessment of our ongoing operating performance. In addition, we believe that the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide supplementary information that may be useful to analysts, investors, lenders, and other third parties in assessing our performance and results from period to period. We report these non-GAAP financial measures to portray the results of our operations prior to considering certain income statement elements. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP.

Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

There are several limitations related to the use of adjusted EBITDA rather than net income, which is the nearest GAAP equivalent, such as:

- adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA;
- we exclude stock-based compensation expense from adjusted EBITDA although (a) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy and (b) if we did not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position;
- adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs;
- adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes;
- adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;
- we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business;
- we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred;
- we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business. Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition expenses incurred; and
- we exclude recognition of the step-up basis in inventory from acquisitions as the amount and/or frequency of these expenses are not part of our underlying business.

Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations.
The Company has not provided a reconciliation of its full-year 2022 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward-looking GAAP measures because it is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense. These items are uncertain and depend on various factors that could have a material impact on GAAP net income and operating expenses for the guidance period.

Building a leading, diversified specialty pharmaceutical company committed to improving the lives of people living with serious medical conditions I D E A Uphold I ntegrity Embrace D ifferences Encourage E xpression Be A ccountable GUIDED BY OUR CORE VALUES Mission Driven Investor Presentation 3

Strong Culture and a Commitment to Our Communities Investor Presentation E XTERNAL R ECOGNITION C OMMUNITY P ARTNERSHIPS 4

G ROW T OP AND B OTTOM L INES I NTEGRATE BDSI D EPLOY C APITAL Received approval from FDA for the prior approval supplement for a new Nucynta ® ER manufacturing site Resolved all 27 pending opioid - related lawsuits Strengthened Executive team and Board of Directors Q1 2022 Key Business Highlights $ Investor Presentation Closed strategically and financially transformative BDSI acquisition On track to exceed targeted run rate synergies of at least $75M Seamlessly integrated BDSI core operations and achieved day - one field force readiness Grew Belbuca ® TRx 4% Y/Y and Xtampza ® ER TRx 3% Y/Y 5

Collegium 3 - Phase Action Agenda P HASE 1 S EAMLESS I NTEGRATION P HASE 2 G ENERATE M OMENTUM P HASE 3 A CCELERATE 1. Executed with no disruptions to core operations 2. Achieved day one field force readiness 3. Realized majority of targeted run rate synergies 1. Grow Belbuca and Xtampza ER TRxs 2. Complete Xtampza ER contract renegotiations 3. Achieve remainder of target cost synergies 4. Synthesize Elyxyb ™ launch learnings 1. Propelled by Xtampza ER gross - to - net of <65% in January 2023 2. Driven by Belbuca and Xtampza ER TRx growth 3. Bolstered by fully synergized cost structure TODAY – 6/30/22 7/1/22 – 12/31/22 2023 Investor Presentation 6

2022 Priorities G ROW T OP L INE Grow Belbuca and Xtampza ER Maximize Nucynta Franchise and Symproic ® Launch Elyxyb Renegotiate Xtampza ER c ontracts A CCELERATE B OTTOM L INE Exceed targeted run rate synergies of at least $75 million Maintain financial discipline D EPLOY C APITAL Business development focused on commercial - stage neurology assets Rapidly pay down debt Opportunistically return capital to shareholders Investor Presentation 7

O PPORTUNISTICALLY R ETURN C APITAL TO S HAREHOLDERS R APIDLY P AYDOWN D EBT F OCUSED B USINESS D EVELOPMENT Capital Allocation Priorities • Commercial - stage neurology assets with $150 million peak sales potential • >$50M remaining on $100M share repurchase program 2 • New $650M Pharmakon loan issued on 3/22/22 2 • $100M to be repaid in first 12 months 1 • >$450M to be repaid in first 36 months 1 1 2 3 1. This financial data was provided by Collegium in its form 8 - K filed with the SEC February 14, 2022. 2. This financial data was provided by Collegium in its form 10 - K filed with the SEC on February 24, 2022. Investor Presentation 8

G ROW T OP AND B OTTOM L INES D EPLOY C APITAL 2022 is Off to a Strong Start Investor Presentation Growth and Value Creation On track to exceed targeted run rate synergies of at least $75M Well - positioned to achieve record full - year revenue and adjusted EBITDA Completed strategically and financially transformative acquisition of BDSI Resolved all 27 pending opioid - related lawsuits $ Strong balance sheet; expect accelerating cash flow Strategically investing in the growth of our business 9

Financial Highlights Colleen Tupper, Executive Vice President & Chief Financial Officer

E XPECT O PERATING C ASH F LOW TO A CCELERATE F OLLOWING CLOSE OF BDSI A CQUISITION 11 Financial Highlights: Leveraging Cost Structure and Generating Cash 1. Adjusted operating expenses is a non - GAAP financial measure. See Non - GAAP Financial Measures on Slide 2 and Reconciliations on s lides 24 - 25. 2. This financial data was provided by Collegium Pharmaceutical, Inc. in its Quarterly Report on Form 10 - Q filed with the SEC on Ma y 10, 2022. Investor Presentation Operating Cash Flow Q1FY22 ADJUSTED O PEX , 30.1% OF REVENUE 130 BASIS POINTS O VER Q1FY21 Adjusted Opex 1 Q1FY22 $106.7 MILLION F OLLOWING CLOSE OF BDSI A CQUISITION Cash Balance 2

O PPORTUNISTICALLY R ETURN C APITAL TO S HAREHOLDERS R APIDLY P AYDOWN D EBT F OCUSED B USINESS D EVELOPMENT Capital Allocation Priorities • Commercial - stage neurology assets with $150 million peak sales potential • > $50M remaining on $100M share repurchase program 2 • New $650M Pharmakon loan issued on 3/22/22 2 • $100M to be repaid in first 12 months 1 • >$450M to be repaid in first 36 months 1 1 2 3 1. This financial data was provided by Collegium in its form 8 - K filed with the SEC February 14, 2022. 2. This financial data was provided by Collegium in its form 10 - K filed with the SEC on February 24, 2022. Investor Presentation 12

Collegium is in a Strong Financial Position and Executing to Plan[1,2]

REVENUE GROWTH & SCALE

Est. 2022 **revenue** of **$450-465M**
~+65% y/y at mid-point

ROBUST CASH FLOWS[4]

Est. 2022 **Adj. EBITDA** of **$235-250M**
~+105% y/y at mid-point

SIGNIFICANT COST LEVERAGE[3]

Est. 2022 **Adj. Op Ex** of **$130-140M**
~+33% y/y at mid-point

Expect to grow revenue approximately 2x the rate of operating expenses

RAPID DELEVERAGING OF BALANCE SHEET[5]

First year deleveraging of term loan of **$100M,** full paydown over 4 years

Est. 2022 YE **Debt/EBITDA ratio <3.0x**

1. This financial data was provided by Collegium in its press release filed with the SEC on April 5, 2022.
2. Percent change year-over-year is calculated based on financial data provided by Collegium on form 10-K filed with the SEC on February 24, 2022, compared to the mid-point of the guidance ranges provided by Collegium in its press release filed with the SEC on April 5, 2022.
3. Adjusted operating expenses is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 2.
4. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 2.
5. Details regarding the Pharmakon term-loan debt amortization schedule provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022.

Collegium PHARMACEUTICAL

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Investor Presentation

Commercial Update Scott Dreyer, Executive Vice President & Chief Commercial Officer

The Leader in Responsible Pain Management

PORTFOLIO SPANS THE CONTINUUM OF CARE

ACUTE → CHRONIC

NUCYNTA (tapentadol) TABLETS CII | BELBUCA (buprenorphine) Buccal Film CIII | NUCYNTA ER (tapentadol) EXTENDED-RELEASE TABLETS CII | Xtampza ER (oxycodone) EXTENDED-RELEASE CAPSULES CII

~50% market share of the branded ER market[1]

Highly differentiated products that are viewed favorably by physicians, with a high future intent to prescribe[2]

Pain portfolio distinctly positioned and sources differently

Sources:
1. IQVIA NPA, March 2022
2. ATU (Attitudes, Trial & Awareness) Market Research Study fielded Q1 2021

Collegium PHARMACEUTICAL
Investor Presentation
15

Belbuca Expanded Market Position over Q1 2021 Investor Presentation Sources: 1. IQVIA NPA through March 2022 2. Quarter - Ending Share 3. IQVIA Xponent through March 2022 ` Total Prescriptions 1 116,900 +4% Q1’22 vs. Q1’21 Branded Extended - Release Market Share 1,2 17.4% +2% Q1’22 vs. Q1’21 Unique Prescribers 3 9,000 +8% Q1’22 vs. Q1’21 16

Xtampza ER Expanded Market Position over Q1 2021 Investor Presentation Sources: 1. IQVIA NPA through March 2022 2. Quarter - Ending Share 3. IQVIA Monthly Xponent through March 2022 ` Total Prescriptions 1 166,400 +3% Q1’22 vs. Q1’21 Oxycodone Extended - Release Market Share 1,2 34.2% +3.6% Q1’22 vs. Q1’21 Unique Prescribers 3 18,700 +4% Q1’22 vs. Q1’21 17

Nucynta Franchise and Symproic are Contributors Investor Presentation Sources: 1. IQVIA NPA through March 2022 2. Quarter - Ending Share ` Branded Extended - Release Market Share 1,2 5.6% Stable Q1’22 vs. Q1’21 ` Total Prescriptions 1 17,800 +13.7% Q1’22 vs. Q1’21 18

A Strategic Foothold in Neurology N EUROLOGY IS A T ARGET A DJACENCY E LYXYB L AUNCH O PPORTUNITY • Focused and Phased Approach • 25 territories, 3,500 targets • ~15% of acute migraine market • Where we choose to play, we will play to win • Success - gated expansion • Business development priority • Aligned to organizational capabilities • Complementary to pain Investor Presentation 19

20 2022 Commercial Priorities Maximize potential of Nucynta Franchise and Symproic Launch Elyxyb in focused and phased approach Achieve gross - to - net of <65% for Xtampza ER beginning in January 2023 Grow Belbuca and Xtampza ER

Q&A

Building a Leading, Diversified Specialty Pharmaceutical Company

DIVERSE AND DURABLE PORTFOLIO

- ✓ Leadership in pain
- ✓ Strategic foothold in neurology
- ✓ Durable growth drivers

STRONG FINANCIAL POSITION

- ✓ Revenue expected to grow ~65% YoY[1]
- ✓ Significant cost leverage: revenue expected to grow ~2x rate of OPEX[1]
- ✓ Est. 2022 YE debt/EBITDA ratio <3.0x[1]

LONG-TERM VALUE CREATION

- ✓ Focused business development
- ✓ Rapidly pay down debt
- ✓ Opportunistically return capital to shareholders

Collegium. PHARMACEUTICAL

1. Percent change year-over-year, growth rates and financial ratios are calculated based on financial data provided by Collegium on form 10-K filed with the SEC on February 24, 2022, compared to the mid-point of the guidance ranges provided by Collegium in its press release filed with the SEC on April 5, 2022.

Investor Presentation

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Non - GAAP Reconciliations

24 Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income to Adjusted EBITDA (in thousands) (unaudited) GAAP net (loss) income $ (13,069) $ 15,662 Adjustments: Interest expense 5,831 5,721 Interest income (4) (3) (Benefit from) provision for income taxes (2,773) (188) Depreciation 715 439 Amortization 18,923 16,795 Stock-based compensation expense 6,135 6,879 Acquisition related expenses 27,167 - Recognition of step-up basis in inventory 603 - Total adjustments $ 56,597 $ 29,643 Adjusted EBITDA $ 43,528 $ 45,305 Three months ended March 31, 2022 2021

25 2022 2021 GAAP Operating expenses $ 58,511 $ 34,406 Adjustments: Stock-based compensation 6,135 6,879 Acquisition related expenses 27,167 - Total adjustments 33,302 6,879 Adjusted operating expenses $ 25,209 $ 27,527 Three months ended March 31, Collegium Pharmaceutical, Inc. Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands) (unaudited)